UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Cayuga Lease and Registration Rights Agreement

Lake Hawkeye LLC (“TW Tenant”), a Delaware limited liability company and a wholly owned subsidiary of TeraWulf Inc. (“TeraWulf” or the “Company”), Cayuga Operating Company, LLC, a Delaware limited liability company (“Cayuga Landlord”) and Riesling Power LLC, a Delaware limited liability company (“Cayuga Landlord Parent”), entered into that certain lease agreement (the “Cayuga Lease”), dated August 12, 2025 (the “Effective Date”) for a portion of Cayuga Landlord’s real property located in the Town of Lansing, New York, consisting of approximately 183 acres, including all structures, equipment, facilities and fixtures located thereon (the “Premises”). It is expected that the Premises will be used by TW Tenant and its subsidiaries primarily for hosting high-performance computing (“HPC”) data center operations.

The Cayuga Lease has an initial term of 80 years, commencing on the Effective Date, with no renewal rights. On the Effective Date, TW Tenant prepaid rent consisting of (i) $95 million in the form of TeraWulf common stock, par value $0.001 ("Common Stock") determined on the basis of a 15-day trailing VWAP and (ii) $3 million in cash. TW Tenant is also responsible for its proportionate share of certain costs, expenses and disbursements incurred by Cayuga Landlord in connection with the ownership, operation and maintenance of any other portions of the real property necessary or useful to reasonably support TW Tenant’s use of the Premises. The Cayuga Lease contains customary representations, warranties, covenants and indemnities, as well as provisions relating to environmental matters, insurance, casualty, condemnation, assignment, subleasing, default and remedies. Any time after the 50th anniversary of the Effective Date (i) TW Tenant may elect to purchase the Premises for $100, either as an asset acquisition or though the purchase of all membership interests in Cayuga Landlord, and (ii) Cayuga Landlord and Cayuga Landlord Parent may require TW Tenant to purchase the Premises on the same terms.

The transactions contemplated thereby were negotiated and approved by a special committee of the Company’s board of directors comprised entirely of independent directors (the “Independent Committee”). The Independent Committee consulted independent legal counsel Reed Smith LLP and received a fairness opinion from CBRE Capital Advisors, Inc., as the Cayuga Landlord Parent is owned by the Company’s Chief Executive Officer.

In connection with TeraWulf’s payment of Common Stock and cash described above, TeraWulf and the Cayuga Landlord Parent also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which TeraWulf agreed to file a resale shelf registration statement on Form S-3 as soon as is reasonably practicable after the date of the Registration Rights Agreement, but in any event no later than 60 days following such date, to cover the sale or distribution from time to time of the Shares by the Holder (as defined in the Registration Rights Agreement). The Registration Rights Agreement also provides for certain piggyback registration rights in the event TeraWulf files a registration statement under the Securities Act of 1933, as amended, with respect to an offering of Common Stock.

The foregoing summary of the Cayuga Lease and the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Cayuga Lease and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On August 13, 2025, the Company issued a press release announcing that it will host an investor call providing an update for the fiscal quarter ended June 30, 2025 on August 14, 2025 at 8:00 a.m. Eastern Time. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference.

Item 7.01. Regulation FD.

On August 14, 2025, the Company released an investor presentation related to its results of operations for the fiscal quarter ended June 30, 2025 as well as certain subsequent events. A copy of this presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The investor presentation should be read together with the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025.

The information furnished in Items 2.02 and 7.01, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Press Release

On August 14, 2025, the Company issued a press release announcing entry into the Cayuga Lease and related transactions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Somerset and Brookings Leases

On August 12, 2025, Somerset Operating Company, LLC, a Delaware limited liability company (“Somerset”), entered into that certain Second Amended and Restated Lease Agreement (“Second A&R Lease”) with TeraWulf Brookings LLC, a Delaware limited liability company and a wholly owned subsidiary of TeraWulf (“Brookings”). The Second A&R Lease amended and restated that certain Amended and Restated Lease Agreement, dated as of May 21, 2025, by and between Somerset and Brookings (as successor by-assignment to Lake Mariner Data LLC, a Delaware limited liability company and a wholly owned subsidiary of TeraWulf (“Lake Mariner”)). Pursuant to the terms of the Second A&R Lease, Lake Mariner assigned its right, title and interest in the premises to its parent company Brookings and the parties adjusted the leased acreage to Lake Mariner's current bitcoin mining operations. On the same date, Somerset and Brookings entered into three new ground leases for the remaining acreage at Somerset (collectively, the “Somerset-Brookings Leases”). The Somerset-Brookings Leases and the Second A&R Lease collectively cover 162.7 acres of real property and grant the respective tenants access to power and infrastructure equipment for up to 750 MW at the Lake Mariner site. This internal lease restructuring enables the Company to allocate power and infrastructure resources to its bitcoin mining and HPC subsidiaries via different subleases tailored to its data center customers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Lease Agreement, dated August 12, 2025, by and between Cayuga Operating Company LLC and Lake Hawkeye LLC.
10.2	Registration Rights Agreement, dated August 12, 2025, by and among TeraWulf Inc. and Riesling Power LLC.
99.1	Press release issued by TeraWulf Inc., dated August 14, 2025.
99.2	Press release issued by TeraWulf Inc., dated August 13, 2025.
99.3	Investor Presentation, dated August 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) the ability to mine bitcoin profitably; (2) our ability to attract additional customers to lease our HPC data centers; (3) our ability to perform under our existing data center lease agreements; (4) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates; (5) the ability to implement certain business objectives, including its bitcoin mining and HPC data center development, and to timely and cost-effectively execute related projects; (6) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (7) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; (10) operational and financial risks associated with the expansion of the Lake Mariner data center; and (11) other risks and uncertainties detailed from time to time in the Company’s filings with the SEC. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 14, 2025

TERAWULF INC.

By:	/s/ Stefanie C. Fleischmann
Name:	Stefanie C. Fleischmann
Title:	Chief Legal Officer and Corporate Secretary